SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   September 30, 2010

PRIMORIS SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34145	20-4743916
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26000 Commercentre Drive, Lake Forest, CA 92630

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code (949) 598-9242

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this Current Report on Form 8-K, the terms “we,” “us,” “our” and the “Company” mean Primoris Services Corporation, a Delaware corporation, and our consolidated subsidiaries, taken together as a whole.

Item 1.01               Entry into a Material Definitive Agreement

On September 30, 2010, we entered into a Second Amendment (the “Second Amendment”) to our Loan and Security Agreement (the “Agreement”), dated October 28, 2009, with The PrivateBank and Trust Company (the “Lender”).  A copy of the Second Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K.  The Second Amendment extends the maturity dates of our two revolving loans as follows:

•                  The maturity date of the revolving loan in the amount of $20.0 million was extended from October 28, 2012 to October 26, 2013.

•                  The maturity date of the revolving loan in the amount of $15.0 million was extended from October 27, 2010 to October 26, 2011.

Also, in connection with the Second Amendment, certain of our subsidiaries acknowledged and reaffirmed, or re-executed, their guaranties in favor of the Lender for all amounts borrowed by us under the Agreement.  Other than as described above, the Agreement remains unchanged.  For a more detailed description of the Agreement, please refer to our Current Report on Form 8-K, as filed on November 4, 2009, and for a complete copy of the Agreement, including all schedules to the Agreement, please refer to our Current Report on Form 8-K/A (Amendment No. 1), as filed on August 3, 2010.

Also, attached as Exhibit 10.2 is a copy of the First Amendment to the Agreement, which we previously entered into with the Lender and which contains certain immaterial amendments to the Agreement.

Item 9.01.                              Financial Statements and Exhibits.

(d)          Exhibits.

Exh. No.	Description

10.1	Second Amendment to Loan and Security Agreement, dated September 30, 2010, by and among Primoris Services Corporation and The PrivateBank and Trust Company

10.2	First Amendment to Loan and Security Agreement, dated January 14, 2010, by and among Primoris Services Corporation and The PrivateBank and Trust Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMORIS SERVICES CORPORATION

Date: October 6, 2010	By:	/s/ Peter J. Moerbeek

		Name:	Peter J. Moerbeek
		Title:	Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exh. No.	Description

10.1	Second Amendment to Loan and Security Agreement, dated September 30, 2010, by and among Primoris Services Corporation and The PrivateBank and Trust Company

10.2	First Amendment to Loan and Security Agreement, dated January 14, 2010, by and among Primoris Services Corporation and The PrivateBank and Trust Company